Exhibit 99.2

Forward-looking Statements This presentation contains "forward-looking statements." These statements are not historical facts but instead represent the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. The Company's forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company's services within those markets and other risks and factors identified from time to time in the Company's filings with the Securities and Exchange Commission. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements. NOTE: Broadpoint Securities, Inc. (formerly known as Descap Securities, Inc.), Broadpoint Capital, Inc. (formerly known as First Albany Capital Inc.), and FA Tech Ventures are the wholly owned, principal operating subsidiaries of First Albany Companies Inc., which will, subject to shareholder approval, change its name to Broadpoint Securities Group, Inc. 1

A whole new firm. Broad experience. Focused execution. 2

Overview. The Market. The Firm. Strategy. MatlinPatterson. Client Transactions. Leadership Biographies. 3

Overview. 4

Our Mission Build a premier investment bank by providing value-added solutions to mid-sized and emerging growth companies and their investors, helping them to achieve their goals. 5

Our Profile Strategic advisory services, and debt and equity capital raising, to meet the full range of our clients' needs. Secondary sales and trading in debt and equity securities driven by insightful, fundamental research with a strong focus on our core industries. Professional, focused, entrepreneurial employee partners whose compensation is performance-based, thereby determined by the success of their clients. Highly variable cost structure. Public company utilizing equity as an attractive currency for employees and future partners, aligning their interests with those of shareholders. 6

The Market. 7

Market Profile The market consisting of US companies with revenue between $25 million and $1 billion annually, and their investors, is large and growing. Middle market companies account for more than $6 trillion in annual sales and employ 32 million Americans, more than twice the revenue and four times the number of employees of the companies in the Dow Jones Industrial Average. 59% of middle market companies say revenue has increased in the last 12 months and 64% expect increases in the next 12 months. In choosing advisors, middle market companies cite knowledge of their industry and loyalty through good and bad times as their primary criteria. Source: Economist Intelligence Unit: Perspectives from America's economic engine: U.S. middle market outlook 2007 8

Market Potential The revenue potential for servicing this market is huge. $12.9 billion1 in investment banking fees paid in 2006 by U.S. middle market companies. $13.0 billion1 in investment banking fees paid by non-U.S. middle market companies. $10.3 billion2 in total investment equity commission revenues in the U.S. 2006 daily trading volume in agency mortgage-backed securities, corporate debt, and federal agency securities averages $337 billion3 per day. 1. Source: Bank of America Equity Research June 25, 2007 Brokers and Asset Managers 2. Source: Greenwich Associates. August 9, 2007. 3. Source: SIFMA Average Daily Trading Volume in the U.S. Bond Markets 9

Competitive Landscape The firms serving both the corporate and investor clients are highly fragmented, providing opportunity for growth both organically and through acquisitions. Excluding the bulge bracket firms, the firms serving the corporate middle market globally have low single digit market share.1 76% of the 172 investment banks that lead or co-managed 761 US equity deals in 2006, were involved in ten or fewer offerings each.2 80% of the 106 firms that reported NASDAQ Global and Capital Market trades in 2006, each averaged 1% or less of the total share volume traded.3 1. Source: Bank of America Equity Research June 25, 2007 Brokers and Asset Managers 2. Source: Dealogic, excludes closed-end funds and REITs. 3. Source: Autex Blockdata for the NASDAQ global and capital markets. 10

The Firm. 11

Ownership Approximately 61%1 of the Company is owned by an affiliate of MatlinPatterson Global Advisers. MatlinPatterson Global Advisers LLC is a global investment firm that currently manages partnerships with approximately $9 billion in aggregate assets and commitments. Awards of restricted stock units in respect of 6.75MM Company shares granted to 24 key employee partners to begin the process of fostering an ownership culture. Approximately 19%1 of the Company will be owned by employees, aligning their interests with those of shareholders. 1. Based on fully diluted shares outstanding. 12

Governance Concurrent with the closing of the MatlinPatterson investment, the Board has added four new directors and two prior directors have left the Board. Mark Patterson Chairman, MatlinPatterson Global Advisers Lee Fensterstock Chairman and CEO, Broadpoint Christopher Pechock Partner, MatlinPatterson Frank Plimpton Partner, MatlinPatterson Three existing independent directors will continue to serve pending the recruitment and appointment of new independent directors. 13

Leadership

- Senior Management Team:

Lee Fensterstock	Chairman and CEO
Peter McNierney	President and COO
Scott Coburn	Director of Capital Markets
Eric Kirby	Director of Equity Sales
Peter Lukas	Director of Equity Sales Trading
Mark Palamountain	Director of Equity Trading
Christina Rizopoulos Valauri	Director of Equity Research
David Reed	Director of Investment Banking
Robert Fine	President, Broadpoint DESCAP[1]
Robert Tirschwell	Head of Trading, Broadpoint DESCAP
Brian Coad	Chief Financial Officer
Patricia Arciero-Craig	General Counsel
David Hughes	Chief Technology and Operations Officer

1. Broadpoint DESCAP is a division of Broadpoint Securities, Inc. (formerly known as Descap Securities Inc.)

Broadpoint.

SEPTEMBER 24, 2007

14

Leadership

- Key Employee Partners:

Peter Campbell	Managing Director	Broadpoint DESCAP
Peter Colpitts	Managing Director	Institutional Equity Trading
Mitchell Cooper	Managing Director	Broadpoint DESCAP
Stephen Corwen	Managing Director	Broadpoint DESCAP
John Cramer	Managing Director	Investment Banking
Glenn Garmont	Principal	Institutional Equity Research
James Hansen	Managing Director	Investment Banking
Daniel Jones	Managing Director	Broadpoint DESCAP
Mark Murphy	Managing Director	Institutional Equity Research
Jason Partenza	Vice President	Investment Banking
Thomas Pomrink	Managing Director	Broadpoint DESCAP
Victor Pugliese	Managing Director	Institutional Equity Trading
Auguste Richard	Managing Director	Institutional Equity Research
Alan Sandler	Managing Director	Institutional Equity Sales

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15

Financial Strength The MatlinPatterson investment, along with the sale of the municipal division to DEPFA Bank, will create a proforma tangible book value for the combined Company entities of approximately $80 million based on a June 30, 2007 tangible book value of $26 million. We believe these capital investments will provide Broadpoint with additional resources to: grow its business seek to acquire other securities or advisory businesses focus on its core investment products and services strengths provide incentives to its employees better meet the needs of its clients 16

Product and Services Investment Banking Equity Research Equity Sales and Trading Broadpoint DESCAP: Mortgage- and Asset-Backed Securities FA Tech Ventures 17

Strategy. 18

Drive to profitability within existing footprint Outsource as much of the administrative infrastructure as possible. Increase revenues and client transaction flow in the mortgage/asset backed business by increasing inventory positions. Establish variable compensation structures in each of our businesses. Isolate legacy issues from ongoing company to sharpen management focus. 19

Grow organically and through acquisitions Targeted growth areas include: Research in Healthcare, Technology, Energy, Clean Tech, Industrial, and Specialty Finance sectors. Investment banking in Healthcare, Technology, Energy, Clean Tech, Industrial, and Specialty Finance sectors. Institutional equity sales. Mortgage- and asset-backed sales and trading. High yield sales and trading. Convertible bond sales and trading. 20

MatlinPatterson. 21

MatlinPatterson Global Advisers LLC Global investment firm that currently manages partnerships with approximately $9 billion in aggregate assets and commitments.1 Investors include major pensions, endowments, financial institutions and family offices. Formed in 1994 and spun off from Credit Suisse in 2002, the group consists of 12 Partners from eight countries, speaking thirteen languages located in New York, Hong Kong and London. Has investments in over 350 companies in over 25 countries including over 60 control or significant minority investments. 1. Source: Proxy filed 8/31/07 22

MatlinPatterson Global Advisers LLC (cont'd) Typical investments range from $25 - 300 MM in equity and target 3 - 5x returns. Broad industry expertise including manufacturing, process, natural resources, energy, transportation, communications, technology, healthcare and services. Provide significant support to portfolio companies through capital markets, strategic acquisitions for portfolio companies and ongoing working capital. 23

Client Transactions. 24

Since 2003, Broadpoint has completed 145 transactions across all products Equity: 48 follow-ons raising $5.2 billion 22 IPOs raising over $2.2 billion Debt: 21 transactions raising over $3.1 billion High Yield Investment Grade Convertible Debt Redeemable Stock Private Placements: 33 private placements raising $757.4 million M&A: 21 transactions Buy-side Sell-side Strategic Investments Fairness Opinions $96,427,500 Follow-on Offering Co-Manager May 2007 $83,700,000 Initial Public Offering Joint Book Runner June 2006 $50,000,000 Initial Public Offering Co-Manager May 2006 $106,500,000 Initial Public Offering Co-Manager May 2006 $32,000,000 Initial Public Offering Co-Manager May 2006 $57,680,000 Common Stock Co-Manager May 2006 $51,750,000 Common Stock Co-Lead Manager May 2006 $206,500,000 Common Stock Co-Manager June 2006 $179,305,470 Common Stock Co-Manager August 2006 $95,760,000 Common Stock Co-Manager May 2006 $20,100,000 Initial Public Offering Sole Book Runner November 2006 $458,850,000 Initial Public Offerin Co-Manager November 2006 $100,000,000 Initial Public Offering Co-Manager April 2007 $48,500,500 Common Stock Co-Manager February 2007 Equity Transactions The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. Investment Banking services provided by Broadpoint Capital, Inc. (f/k/a First Albany Capital.) 25

$180,360,000 Common Stock Co-Manager June 2005 $40,799,990 Initial Public Offering Co-Manager July 2005 Bill Barrett Corporation $166,375,000 Common Stock Co-Manager August 2005 $124,999,998 Common Stock Co-Manager September 2005 $43,700,000 Common Stock Co-Manager October 2005 $129,500,000 Common Stock Co-Manager November 2005 $118,680,000 Initial Public Offering Co-Manager November 2005 $159,390,000 Initial Public Offering Co-Manager November 2005 $84,106,100 Common Stock Co-Lead Manager November 2005 $65,457,659 Common Stock Co-Manager January 2006 $34,762,500 Initial Public Offering Co-Manager February 2006 $35,000,000 Initial Public Offering Co-Manager February 2006 India Globalization Capital $58,980,000 Initial Public Offering Co-Manager March 2006 $394,450,000 Common Stock Co-Manager March 2006 $56,400,000 Initial Public Offering Co-Manager April 2005 $261,625,000 Common Stock Co-Manager March 2006 $131,997,000 Common Stock Co-Lead Manager April 2006 Equity Transactions (cont'd) The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 26

$122,732,000 Common Stock Co-Manager May 2004 $38,700,000 Initial Public Offering Co-Manager June 2004 $31,250,000 Common Stock Co-Manager July 2004 $33,600,000 Initial Public Offering Co-Manager August 2004 $115,718,750 Common Stock Co-Manager September 2004 $99,212,894 Initial Public Offering Co-Manager October 2004 $17,033,500 Common Stock Sole Book Runner October 2004 $83,950,000 Common Stock Co-Manager November 2004 Bill Barrett Corporation $373,750,000 Initial Public Offering Co-Manager December 2004 $35,000,000 Initial Public Offering Co-Manager December 2004 $86,249,747 Common Stock Co-Manager January 2005 $111,800,000 Initial Public Offering Co-Manager May 2004 $26,450,000 Common Stock Sole Book Runner February 2005 $119,625,000 Common Stock Co-Manager May 2004 $66,730,000 Common Stock Co-Manager February 2005 $38,099,920 Common Stock Sole Book Runner February 2005 $40,000,000 Initial Public Offering Co-Manager September 2004 Equity Transactions (cont'd) The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 27

$42,550,000 Common Stock Co-Manager August 2003 $107,812,500 Common Stock Co-Manager August 2003 $219,075,000 Common Stock Co-Manager October 2003 Chicago Bridge & Iron Company N.V. $119,025,000 Common Stock Co-Manager November 2003 $82,000,000 Common Stock Co-Manager November 2003 $64,400,000 Common Stock Co-Manager October 2003 $120,750,000 Common Stock Co-Manager November 2003 $108,357,600 Common Stock Co-Manager November 2003 $61,093,750 Common Stock Co-Manager December 2003 $44,000,000 Common Stock Co-Lead Manager December 2003 $78,703,125 Common Stock Co-Manager January 2004 $52,325,000 Common Stock Co-Manager January 2004 $45,395,000 Common Stock Co-Manager February 2004 $163,875,000 Common Stock Co-Manager February 2004 $52,900,000 Common Stock Sole Book Runner March 2004 $47,437,500 Common Stock Sole Book Runner March 2004 $46,345,000 Common Stock Co-Manager April 2004 $62,100,000 Common Stock Co-Manager April 2004 Equity Transactions (cont'd) The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 28

The Commerce Group, Inc. $300,000,000 5.95% Senior Notes due 2013 Co-Manager December 2003 $200,000,000 5.875% Senior Subordinated Notes due 2012 Co-Manager March 2004 $150,000,000 6.375% Senior Notes due 2013 Co-Manager May 2003 $100,000,000 2% Senior Subordinated Convertible Debentures due 2023 Co-Manager June 2003 $95,000,000 1.25% Senior Subordinated Convertible Debentures due 2024 Co-Manager March 2004 $89,331,000 Amended and Restated Loan and Security Agreement Financial Advisor Sole Placement Agent January 2004 $150,000,000 2.75% Senior Subordinated Convertible Notes due 2012 Co-Manager May 2004 $165,000,000 9.75% Senior Subordinated Notes due 2012 Co-Manager September 2004 $60,000,000 6.5% Convertible Senior Notes due 2012 Co-Manager February 2005 $25,000,000 Senior Secured Credit Facility Sole Placement Agent May 2005 $90,000,000 4.375% Convertible Subordinated Notes due 2012 Co-Manager June 2005 $86,250,000 5% Convertible Senior Notes due 2025 Co-Manager September 2005 $150,000,000 Second Lien Term Loan Placement Agent July 2005 $65,000,000 5.5% Convertible Senior Notes due 2011 Co-Manager October 2004 $90,000,000 Debt Refinancing Financial Advisor March 2006 $125,000,000 3.75% Convertible Notes due 2026 Co-Manager April 2006 $550,000,000 6.625% Senior Subordinated Notes Notes due 2012 Co-Manager March 2006 $300,000,000 2.5% Convertible Notes due 2026 Co-Manager August 2006 $200,000,000 8.25% Senior Subordinated Notes due 2016 Co-Manager October 2006 $175,000,000 1.25% Convertible Subordinated Notes due 2027 Co-Manager February 2007 $165,000,000 2.75% Senior Conv. Notes Due 2010 $165,000,000 2.375% Senior Conv. Notes Due 2012 Co-Manager June 2007 Debt Transactions The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 29

$37,000,000 Private Placement of Convertible Notes Sole Placement Agent December 2005 $10,245,602 Private Placement of Common Stock Sole Placement Agent December 2005 $20,000,000 Private Placement of Convertible Debentures Lead Placement Agent January 2006 $25,000,000 Private Placement of Series B Preferred Stock Sole Placement Agent March 2006 $10,000,000 Private Placement of Convertible Preferred Stock Sole Placement Agent June 2006 $13,700,000 Private Placement of Preferred Stock Sole Placement Agent May 2006 $12,000,000 Private Placement of 7% Senior Secured Convertible Notes Sole Placement Agent July 2006 $22,000,000 Private Placement of Senior Convertible Notes Sole Placement Agent April 2006 $35,100,000 Private Placement of Common Stock Placement Agent July 2006 $50,000,000 Private Placement of Common Stock Placement Agent November 2006 $28,662,166 Registered Direct Offering Co-Manager November 2006 $45,600,000 Registered Direct Offering Financial Advisor January 2007 $10,092,109 Private Placement of Common Stock Placement Agent January 2007 $69,640,000 Registered Direct Offering Financial Advisor February 2007 $50,195,000 Private Placement of 9.25% Convertible Notes Placement Agent January 2007 Private Placements The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 30

Cdn. $19,500,000 Private Placement of Special Warrants Lead Placement Agent December 2003 $20,000,000 Private Placement of Common Stock Co-Placement Agent November 2003 $12,500,550 Private Placement of Common Stock Lead Placement Agent September 2003 $16,000,000 Private Placement of Common Stock Lead Placement Agent May 2004 $8,500,000 Cross-Licensing Agreement with Financial Advisor to IMCOR October 2004 $18,000,000 Private Placement of Senior Secured Subordinated Notes Sole Placement Agent October 2004 $17,000,000 Private Placement of Convertible Preferred Stock Lead Placement Agent December 2004 $21,500,000 Private Placement of Common Stock Lead Placement Agent February 2004 $3,000,000 Private Placement of Convertible Notes Financial Advisor Sole Placement Agent July 2004 $30,400,000 Private Placement of Common Stock Co-Placement Agent June 2003 $18,400,000 Private Placement of 13.75% Term Loan Sole placement Agent December 2004 $22,500,000 Private Placement of Common Stock Placement Agent December 2004 $7,150,000 Private Placement of Common Stock Sole Placement Agent February 2005 $25,000,000 Common Stock Offering to Financial Advisor to Orthovita July 2004 $50,000,000 Private Placement of Unsecured Convertible Notes Sole Placement Agent February 2005 $19,700,000 Private Placement of Common Stock Placement Agent June 2005 $18,300,000 Private Placement of Common Stock Placement Agent June 2005 Private Placements (cont'd) The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 31

Has acquired Fairness Opinion to Tumbleweed March 2004 Shareholder Rights Plan Financial Advisor December 2003 $120,097,000 Exchange Offer Financial Advisor January 2003 Has acquired Financial Advisor to Pervasive August 2003 Bone Growth Stim Business Has been acquired by Fairness Opinion to OrthoLogic October 2003 Has acquired Financial Advisor to Quovadx August 2003 Spinal Specialties Business Has been acquired by Financial Advisor to I-Flow October 2003 Has been acquired by Financial Advisor to Applix January 2003 CRM Business Has acquired Financial Advisor to Quovadx November 2003 Has acquired a minority interest in Financial Advisor to Exactech October 2003 Has merged with Financial Advisor to Familymeds November 2004 Has been acquired by Financial Advisor to Inland Resources August 2004 Has sold its Assets to Financial Advisor to Cygnus December 2004 Has been acquired by Financial Advisor to National Healing July 2005 Has been acquired by Financial Advisor to MeadowBrook July 2005 Has been acquired by Financial Advisor to Encore Special Committee November 2006 Has acquired Financial Advisor to Encore February 2006 Has been acquired by Financial Advisor to Kinetikos August 2006 Has been acquired by Financial Advisor to Biohorizons August 2006 Has been acquired by Financial Advisor to Quovadx, Inc. on Sale of CareScience March 2007 Has been acquired by Financial Advisor to Quovadx, Inc. July 2007 M & A Transactions The transactions above have been completed and this announcement appears as a matter of record only. This announcement is not an offer to sell or a solicitation of an offer to buy any securities. 32

Leadership Biographies. 33

Lee Fensterstock, Chairman & CEO

Mr. Fensterstock joined Broadpoint in 2007 in connection with the closing of the MatlinPatterson investment. Prior to joining Broadpoint, Mr. Fensterstock founded Bonds Direct Securities and served as its Chairman and Co-Chief Executive Officer until it was sold to Jefferies Group. Previously, Mr. Fensterstock was President and Chief Operating Officer of Gruntal & Co., a regional broker dealer. Earlier, he served as Executive Vice President, Capital Markets for PaineWebber and was responsible for PaineWebber's sales and trading business worldwide. He also served as a member of PaineWebber's Executive Committee and as a member of the Board of Directors of PaineWebber Inc. Mr. Fensterstock received a BA from Queens College and an MBA from the University of Rochester.

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Peter McNierney, President & COO Mr. McNierney joined Broadpoint in 2002 as the Director of Investment Banking, and has 17 years of experience in financings and mergers and acquisitions advisory assignments for growth companies. Prior to joining Broadpoint, Mr. McNierney was the Managing Director of the Healthcare and Communications Services groups at Robertson Stephens. Previously, Mr. McNierney was a Vice President in the Healthcare Group at Smith Barney. Mr. McNierney received a BA and a JD/MBA from the University of Texas at Austin. 35

Scott Coburn, Director of Equity Capital Markets Mr. Coburn joined Broadpoint in 2003. Mr. Coburn is responsible for the management of the firm's equity underwriting business and its institutional distribution capabilities. Previously, Mr. Coburn was with Citigroup's Global Capital Markets, Institutional Investor Group. Prior to Citigroup, Mr. Coburn was Head of Equity Capital Markets at PaineWebber for five years, where he was responsible for the solicitation and execution of the firm's equity underwritings, amounting to $10 billion in total business. He was also a member of the firm's Operating Committee. Prior to PaineWebber, he spent more than 12 years at Smith Barney Inc., where he was responsible for the institutional executions of over 100 lead managed underwritings across multiple industries. Mr. Coburn has served as Chairman of the Securities Industry Association Syndicate Committee. He holds an MBA from Columbia University and an AB from Brown University. 36

Eric Kirby, Director of Equity Sales Mr. Kirby joined Broadpoint in 2002 and has twelve years of experience in institutional equity sales. Prior to joining Broadpoint he was with Wachovia Securities and Dain Rauscher Wessels where he focused on coverage of east coast accounts. Mr. Kirby also has five years of sales experience in the technology industry, prior to his entering the equity business. Mr. Kirby holds a BA in Economics from St. Lawrence University and an MBA in Finance from University of Florida's Warrington College of Business. 37

Peter Lukas, Director of Equity Sales Trading Mr. Lukas joined Broadpoint in 2003 and has 14 years experience in Equity Sales & Trading. Prior to joining Broadpoint, Mr. Lukas spent eight years as a Vice President at Hambrecht & Quist/Chase/JP Morgan Chase. At Hambrecht & Quist, Mr. Lukas' responsibilities included running the Sales Trading team for the US Equity product for International accounts. Mr. Lukas holds an MBA from New York University Stern School of Business and a BA in Economics from Villanova University. 38

Mark Palamountain, Director of Equity Trading Mr. Palamountain joined Broadpoint in 2003 as a senior market maker in technology trading. He became Director of Trading for Broadpoint in 2006 and now oversees the Listed and OTC trading groups. Mr. Palamountain has over 10 years of equity trading experience. Prior to Broadpoint, Mr. Palamountain was a Principal and Senior Technology Trader at Thomas Weisel Partners. Mr. Palamountain began his trading career at Hambrecht & Quist in 1997 with specialties in technology trading and Initial Public Offerings. Mr. Palamountain received his BS in Finance from the University of Colorado at Boulder. 39

Christina Valauri, Director of Equity Research Ms. Valauri joined Broadpoint in 2001 as the Director of Equity Research. Ms. Valauri has extensive Wall Street experience spanning over 20 years and has been an equity research director for nine years. Ms. Valauri held senior management positions as Director of Equity Research at two global financial institutions. She held the position of Associate Director of Equity Research at ING Barings, where she co-managed the U.S. Equity Research Department and Director of U.S. Equity Research at Credit Lyonnais Securities. For approximately 16 years she was a senior equity research analyst focused on biomedical/biotechnology and pharmaceutical sectors in both the domestic and international equity markets. Ms. Valauri has also been recognized as a Wall Street Journal "All Star" analyst, whereby she was the top- ranked "Best on the Street" analyst in the biomedical/biotechnology sector. Ms. Valauri has been widely quoted in major financial journals and has appeared on financially oriented television shows, including CNN, CNBC, and the Wall Street Journal Report. Ms. Valauri received her BA in Biology from Reed College. 40

David Reed, Director of Investment Banking Mr. Reed joined Broadpoint in 2002 as a Managing Director focused on mergers and acquisitions. The bulk of Mr. Reed's career has been spent at PaineWebber, most recently as a Managing Director and Group Head of Mergers and Acquisitions. During Mr. Reed's six year tenure as Group Head, PaineWebber's M&A group completed approximately 300 transactions, aggregating about $77 billion in value. During his 14 years at PaineWebber, Mr. Reed's accomplishments also include leading the Consumer Products and Retail Group and acting as the Chairman of the Fairness Opinion Committee. Mr. Reed left PaineWebber in early 2000, leading a group of bankers to Robertson Stephens to concentrate on building the firm's East Coast M&A practice. At Robertson Stephens, Mr. Reed was Head of the Semiconductor Capital Equipment and eServices M&A Group and a Co-Head of East Coast M&A. Prior to joining PaineWebber, Mr. Reed was a Vice President in the M&A Department at Citicorp, focusing primarily on cross- border transactions and leveraged buyouts. Mr. Reed holds an MBA in Finance and Accounting from Columbia University Graduate School of Business and a BA in Economics from Princeton University. 41

Robert Fine, President of Broadpoint DESCAP Mr. Fine joined Broadpoint in 2004 in connection with its acquisition of DESCAP Securities Inc. Mr. Fine founded the Institutional Fixed-Income Sales and Trading group for DESCAP Securities Inc. in 1991 and has held the position of President since 1993. Prior to joining Broadpoint DESCAP, Mr. Fine spent four years with Garvin Guy Butler in the Mortgage Backed Trading Group. Prior to joining Garvin Guy Butler, Mr. Fine worked for Smith Barney and Kidder, Peabody & Co. Mr. Fine holds a BA in Economics and Finance from Adelphi University. 42

Robert Tirschwell Head of Trading of Broadpoint DESCAP Mr. Tirschwell joined Broadpoint in 2004 in connection with its acquisition of DESCAP Securities Inc. Mr. Tirschwell joined DESCAP in 1991 as a salesman. He was named Head of Trading in 1998. Under his leadership, DESCAP, which began as a specified pool trading house, has become a firm with much greater breadth and scope, trading a variety of mortgage- and asset-backed securities. Mr. Tirschwell received a BA from the University of Wisconsin at Madison. 43

Brian Coad, Chief Financial Officer Mr. Coad joined Broadpoint in 2003 as Vice President and Director of Financial Planning and Analysis. In June 2006, Mr. Coad was appointed CFO of Broadpoint. Prior to joining Broadpoint, Mr. Coad was CFO of Frost Securities, Inc., a boutique investment bank and institutional broker dealer specializing in both the energy and technology sectors. Mr. Coad received a BBA in Finance from Southern Methodist University and is a Chartered Financial Analyst. 44

Patricia Arciero-Craig, General Counsel Ms. Arciero-Craig joined Broadpoint's Legal Department in 1997 as Associate General Counsel and was named General Counsel in 2007. As General Counsel, she heads and is responsible for the firm's Legal, Compliance, and Internal Audit Departments. Prior to joining Broadpoint, Ms. Arciero-Craig was an attorney with the law firm of Harris Beach PLLC, where she focused on advising and representing commercial banking institutions and specialized in commercial litigation, bankruptcy, creditors' rights, and workouts. Ms. Arciero- Craig received a JD cum laude from Albany Law School of Union University and a BA from Fairfield University. She is a member of various Securities Industry and Financial Markets Association committees as well as a member of the Society of Corporate Secretaries and Governance Professionals. 45

David Hughes, Chief Technology and Operations Officer Mr. Hughes joined Broadpoint in 1996 and was named Chief Technology and Operations Officer in 2007. He is responsible for the corporate Information Technology and Operations departments. He has held many positions at Broadpoint, including Network Engineer, Manager of the Network and Server Administration, and Chief Technology Officer. Mr. Hughes holds a BA from Siena College. 46

Employee Partners. 47

Peter Campbell, Managing Director - Broadpoint DESCAP Mr. Campbell joined Broadpoint DESCAP in 2001 and focuses on specified pool trading. Prior to joining DESCAP, Mr. Campbell was head of pass through trading at RBC/Dain from 1997-2001, having worked in the New York, Chicago, and Memphis offices. Prior to that, he was a mortgage trader at First American National Bank in Nashville, TN. He began his career at Smith Barney Asset Managment. Mr. Campbell received a BA in Political Science from the University of Wisconsin at Madison. 48

Peter Colpitts, Managing Director - Institutional Equity Trading Mr. Colpitts joined Broadpoint in January 2002. He is a Managing Director and senior market maker focused on healthcare stocks. Since joining the firm, Mr. Colpitts has played an integral role in building the healthcare franchise. Peter has over 12 years of equity trading experience. Prior to joining Broadpoint, Mr. Colpitts was the senior telecommunications trader at Hambrecht & Quist/Chase/JP Morgan Chase. He started his trading career at Olde Discount Stockbrokers in 1994. He holds a BA in Accounting and a BS in Liberal Arts from the University of Denver. 49

Mitchell Cooper, Managing Director - Broadpoint DESCAP Mr. Cooper joined Broadpoint DESCAP in 1995 as a salesman and CMO trader. In 1997, he also took on the responsibility of trading CMO derivatives and has remained in that capacity since. Mitch began his career in 1987 working as an order clerk for Kidder Peabody & Company and became the operations manager in 1988 until he took a job on the fixed income trading desk working as a sales liaison. Shortly thereafter he began trading odd lot CMOs and remained in that capacity until the firm was purchased by PaineWebber in 1995. Mr. Cooper holds a B.A. from Queens College. 50

Stephen Corwen, Managing Director - Broadpoint DESCAP Mr. Corwen joined Broadpoint DESCAP in August of 1997 as an institutional salesperson. Prior to his employment with Broadpoint DESCAP, he was a partner at John Mullins and Sons, a family owned commercial real estate management company. In 2005, Mr. Corwen was named Managing Director / National Sales Manager of DESCAP, a position he still holds today. Mr. Corwen received a BA from the University of Vermont. 51

John Cramer, Managing Director - Investment Banking Mr. Cramer joined Broadpoint in 2002. In the last eight years he has been involved in over 65 transactions, including private placements and initial public offerings of common and preferred stock, convertible and high yield debt offerings, and mergers and acquisitions transactions. Prior to joining Broadpoint, Mr. Cramer was a Vice President at Robertson Stephens focused on the health care and communications sectors. Before joining Robertson Stephens in October 1999, Mr. Cramer practiced law at Dewey Ballantine LLP in New York City where he represented various investment banks with regard to public offerings of securities and M&A advisory engagements, and advised several public companies in M&A transactions. Mr. Cramer holds a JD from The University of Michigan Law School and a BA in Economics and History from Albion College. 52

Glenn Garmont, Principal - Institutional Equity Research Mr. Garmont joined Broadpoint in 2003 as a principal and senior research analyst covering the Healthcare Services sector. Prior to joining Broadpoint, Mr. Garmont was responsible for covering the Health Care Distribution and Information Technology sector, including Pharmacy Benefit Managers (PBMs) at Citigroup/Smith Barney. He also covered the Managed Care Sector during part of his tenure there. Before Citigroup/Smith Barney, Mr. Garmont worked at UBS Warburg and prior to that, at Prudential Healthcare, where he was a Financial Analyst in the Financial Services Division. He received his BS in Finance from Rutgers University and his MBA from NYU's Stern School of Business. 53

James Hansen, Managing Director - Investment Banking Mr. Hansen joined Broadpoint in 2003 as Head of Energy Investment Banking. Previously, Mr. Hansen was a Managing Director in the Energy and Power Group at Banc of America Securities LLC, which included responsibilities for originating and supporting distribution of energy related debt and common stock issues as well as providing merger and acquisition advisory services. Prior to that, he was a Managing Director of Investment Banking at Howard, Weil, Labouisse, Friedrichs, Inc., where he provided execution of over fifty equity and high-yield offerings and corporate advisory assignments. Hansen has also provided advisory services for W&T Offshore Company and held executive positions at Manufacturers Hanover Securities Corporation and Manufacturers Hanover Trust Company. Mr. Hansen holds a BA in Economics and Politics from Princeton University. 54

Daniel Jones, Managing Director - Broadpoint DESCAP Mr. Jones joined Broadpoint DESCAP in 2005 where he is responsible for the ABS trading desk. He has more than 12 years (three credit cycles) experience in ABS as a credit analyst and senior portfolio manager. From 1990 to 1992, Dan worked as a payment collector for an early mortgage lender. From 1996 to 1998, the beginning of the modern Home Equity market, he was a senior credit analyst in Moody's Investors Services RMBS Group where he performed servicer, originator, and collateral analysis. In 1998, Dan joined Ernst & Young's Structured Products Group where he managed a team that structured ABS and CDOs, including some of the earliest ABS CDOs and synthetic CDOs. From 2000 to 2005, Mr. Jones was a director at Barclays Capital. At Barclays, he built one of the first distressed ABS portfolio management groups and was responsible for over six billion in investments including some of the first synthetic exposures referencing his products. Mr. Jones holds a BBA in Economics from the University of South Florida, and an MBA in Finance from Fordham University. 55

Mark Murphy, Managing Director - Institutional Equity Research Mr. Murphy joined Broadpoint in 1997 as a senior research analyst covering the Enterprise Application Software sector. Before joining Broadpoint in June 1997, he was a member of the broadcasting and media equity research team of Bankers Trust/BT Alex Brown. Mr. Murphy has a degree in Applied Economics and Business Management from Cornell University and has been named a highly ranked analyst in The Wall Street Journal's "Best on the Street" survey. 56

Jason Partenza, Vice President - Equity Capital Markets Mr. Partenza joined Broadpoint in 2002. Since joining the firm, Mr. Partenza has worked on more than 80 financings including IPOs, follow-on or secondary offerings, registered direct placements and PIPEs across all of the firm's target verticals. Prior to Broadpoint, Mr. Partenza was a member of the Investment Banking group at Robertson Stephens focused on health care and communications, where he worked on numerous equity financings and merger and acquisition transactions. Mr. Partenza graduated from Georgetown University's McDonough School of Business with a BS in Finance. 57

Thomas Pomrink, Managing Director - Broadpoint DESCAP Mr. Pomrink joined Broadpoint DESCAP in 2003 as a salesman, but began trading non- agency CMOs and non-agency hybrid arms shortly thereafter. Since joining the firm, Mr. Pomrink has contributed to the expansion of the non-agency platform with a primary focus on AAA rated bonds and a secondary focus on below investment grade residential subs, both areas where he has had considerable success. Mr. Pomrink also conducts market research on non-agency pricing, with particular attention to loan level characteristics of borrowers in the firm's focus asset classes, and is actively involved in educating the sales force and customer accounts on these matters. Mr. Pomrink received a BA from Fairfield University in 2003. 58

Victor Pugliese, Managing Director - Institutional Equity Trading Mr. Pugliese joined Broadpoint as Managing Director, Head of Listed Trading in September of 2002. He has over 40 years trading experience. Prior to Broadpoint, he was Managing Director in Equity Trading at Robertson Stephens, PaineWebber, and Dean Witter Reynolds. He has also held positions as Head of Trading at Nomura Securities, was an independent NYSE floor broker, and was Head of OTC trading at Moore Schley Cameron and Edwards & Handley. 59

Auguste Richard, Managing Director - Institutional Equity Research Mr. Richard joined Broadpoint in 2002 as a senior research analyst covering the Semiconductor Industry. Mr. Richard has held senior analytical research positions on both the sell and buy sides. Prior to joining Broadpoint, he managed a Technology and Telecom hedge fund at EGM Capital. He was also a senior research analyst at Hambrecht & Quist following the semiconductor capital equipment industry and analog semiconductor companies and has also held research positions at Alex Brown and Robertson Stephens. Mr. Richard has been selected as a Wall Street Journal Analyst "All-Star" in the Semiconductor Sector. Prior to beginning his career in the financial community he spent ten years in the semiconductor industry where he held various marketing and engineering positions at Intel, Ultratech Stepper and PMC Sierra. He holds both a BS in Physics from Rochester Institute of Technology and an MS in Physics from Purdue University. 60

Alan Sandler, Managing Director - Institutional Equity Sales Mr. Sandler joined Broadpoint in 2001 to establish and build the firm's West Coast distribution effort and has oversight responsibility for the San Francisco office. Prior to joining Broadpoint, Mr. Sandler was a partner at San Francisco-based Volpe Brown Whelan. In a 26-year span, he has also held senior sales positions at UBS Securities, Wertheim Schroder, and A.G. Becker Paribas, and began his Wall Street career as an analyst for Standard & Poor's. Mr. Sandler holds an MBA from the University of Virginia's Darden School and a BS in Economics from the Wharton School at the University of Pennsylvania. 61